Maxim Group LLC
405 Lexington Avenue
New York, New York

Gentlemen:

The undersigned represents that it is the owner of a 10.0% Convertible Promissory Note due June 3, 2005 of Othnet, Inc. (the "Company"), in the principal amount set forth below, and shares of Common Stock and Warrants issued contemporaneously therewith (collectively, the "Bridge Securities").

Pursuant to the Placement Agency Agreement between the Company, Association of Volleyball Professionals, Inc. ("AVP") and Maxim Group LLC (the "Placement Agent") relating to the offering of up to $4,000,000 of units consisting of (i) four (4) shares of Series B Convertible Preferred Stock of the Company and (ii) one Common Stock Purchase Warrant of the Company, (the "Offering"), the undersigned agrees not to sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound), pledge, hypothecate or otherwise transfer (except for estate planning purposes to a family member or trust) any of the shares of Common Stock included in or underlying the Bridge Securities, except for: (i) 20% of such shares of Common Stock commencing upon the effective date of the registration statement filed in connection with the Offering; (ii) an additional 20% of such shares of Common Stock commencing ninety (90) days from the effective date of the registration statement filed in connection with the Offering; and (ii) the remaining 60% of such shares of Common Stock commencing one hundred eighty (180) days from the effective date of the registration statement filed in connection with the Offering, without the prior written consent of the Placement Agent.

The undersigned hereby represents and warrants that the undersigned has full power and authority to execute this letter and enter the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. This letter and agreements set forth herein shall be null and void and of no effect in the event the Offering is not effected.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

Very truly yours,

Date: 1/5/05

Special K Investors Inc
Print or Type Name of Holder

[signature] President
Signature and title (if applicable)

100 South Pointe Dr
Address
Miami Beach FL 33139

$200,000.00
Principal Amount of Convertible Promissory Note

Maxim Group LLC
405 Lexington Avenue
New York, New York

Gentlemen:

The undersigned represents that it is the owner of a 10.0% Convertible Promissory Note due June 3, 2005 of Othnet, Inc. (the "Company"), in the principal amount set forth below, and shares of Common Stock and Warrants issued contemporaneously therewith (collectively, the "Bridge Securities").

Pursuant to the Placement Agency Agreement between the Company, Association of Volleyball Professionals, Inc. ("AVP") and Maxim Group LLC (the "Placement Agent") relating to the offering of a minimum of $3,000,000 (the "Minimum Offering") and up to $4,000,000 (the "Maximum Offering") of units consisting of (i) four (4) shares of Series B Convertible Preferred Stock of the Company and (ii) one Common Stock Purchase Warrant of the Company, (the "Offering"), the undersigned agrees not to sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound), pledge, hypothecate or otherwise transfer (except for estate planning purposes to a family member or trust) any of the shares of Common Stock included in or underlying the Bridge Securities, except for: (i) 20% of such shares of Common Stock commencing upon the effective date of the registration statement filed in connection with the Offering; (ii) an additional 20% of such shares of Common Stock commencing ninety (90) days from the effective date of the registration statement filed in connection with the Offering; and (ii) the remaining 60% of such shares of Common Stock commencing one hundred eighty (180) days from the effective date of the registration statement filed in connection with the Offering, without the prior written consent of the Placement Agent.

The undersigned hereby represents and warrants that the undersigned has full power and authority to execute this letter and enter the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. This letter and agreements set forth herein shall be null and void and of no effect in the event the Minimum Offering is not effected.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

Very truly yours,

Date: Jan 10, 2005

EAMONN McCONNELL
Print or Type Name of Holder

[signature]
Signature and title (if applicable)

69A CASTELNAU
Address
BARNES, LONDON
SW13 9RT, UK

Principal Amount of Convertible Promissory Note
$100,000.

To DAVID KAYE
973-443-0609.

Maxim Group LLC
405 Lexington Avenue
New York, New York

Gentlemen:

The undersigned represents that it is the owner of a 10.0% Convertible Promissory Note due June 3, 2005 of Othnet, Inc. (the "Company"), in the principal amount set forth below, and shares of Common Stock and Warrants issued contemporaneously therewith (collectively, the "Bridge Securities").

Pursuant to the Placement Agency Agreement between the Company, Association of Volleyball Professionals, Inc. ("AVP") and Maxim Group LLC (the "Placement Agent") relating to the offering of up to $4,000,000 of units consisting of (i) four (4) shares of Series B Convertible Preferred Stock of the Company and (ii) one Common Stock Purchase Warrant of the Company, (the "Offering"), the undersigned agrees not to sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound), pledge, hypothecate or otherwise transfer (except for estate planning purposes to a family member or trust) any of the shares of Common Stock included in or underlying the Bridge Securities, except for: (i) 20% of such shares of Common Stock commencing upon the effective date of the registration statement filed in connection with the Offering; (ii) an additional 20% of such shares of Common Stock commencing ninety (90) days from the effective date of the registration statement filed in connection with the Offering; and (ii) the remaining 60% of such shares of Common Stock commencing one hundred eighty (180) days from the effective date of the registration statement filed in connection with the Offering, without the prior written consent of the Placement Agent.

The undersigned hereby represents and warrants that the undersigned has full power and authority to execute this letter and enter the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. This letter and agreements set forth herein shall be null and void and of no effect in the event the Offering is not effected.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

Very truly yours,

Date: 12/24/04

Stephen - Michelle Carey
Print or Type Name of Holder

Michelle Carey.
Signature and title (if applicable)

26025 VISTA VALLEY CT
Address
STEAMBOAT CO

25,000 + $100,000
Principal Amount of Convertible Promissory Note

Maxim Group LLC
405 Lexington Avenue
New York, New York

Gentlemen:

The undersigned represents that it is the owner of a 10.0% Convertible Promissory Note due June 3, 2005 of Othnet, Inc. (the "Company"), in the principal amount set forth below, and shares of Common Stock and Warrants issued contemporaneously therewith (collectively, the "Bridge Securities").

Pursuant to the Placement Agency Agreement between the Company, Association of Volleyball Professionals, Inc. ("AVP") and Maxim Group LLC (the "Placement Agent") relating to the offering of up to $4,000,000 of units consisting of (i) four (4) shares of Series B Convertible Preferred Stock of the Company and (ii) one Common Stock Purchase Warrant of the Company, (the "Offering"), the undersigned agrees not to sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound), pledge, hypothecate or otherwise transfer (except for estate planning purposes to a family member or trust) any of the shares of Common Stock included in or underlying the Bridge Securities, except for: (i) 20% of such shares of Common Stock commencing upon the effective date of the registration statement filed in connection with the Offering; (ii) an additional 20% of such shares of Common Stock commencing ninety (90) days from the effective date of the registration statement filed in connection with the Offering; and (ii) the remaining 60% of such shares of Common Stock commencing one hundred eighty (180) days from the effective date of the registration statement filed in connection with the Offering, without the prior written consent of the Placement Agent.

The undersigned hereby represents and warrants that the undersigned has full power and authority to execute this letter and enter the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. This letter and agreements set forth herein shall be null and void andof no effect in the event the Offering is not effected.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

Very truly yours,

Date: Genève, 28/12/2004

UEB (SWITZERLAND)
Print or Type Name of Holder

[signature] [signature]

Signature and title (if applicable)

Heidi KUNZLE
Sen. Ass. Vice President

Francis HAAKER
Senior Vice President

UEB
(SWITZERLAND)
Quai des Bergues 15-17 · Case postale
1211 Genève 1 · Suisse

Address QUAI DES BERGUES 15-17
1211 GENEVE 11 (SWITZERLAND)

$US 400'000.—
Principal Amount of Convertible Promissory Note

Maxim Group LLC
405 Lexington Avenue
New York, New York

Gentlemen:

The undersigned represents that it is the owner of a 10.0% Convertible Promissory Note due June 3, 2005 of Othnet, Inc. (the "Company"), in the principal amount set forth below, and shares of Common Stock and Warrants issued contemporaneously therewith (collectively, the "Bridge Securities").

Pursuant to the Placement Agency Agreement between the Company, Association of Volleyball Professionals, Inc. ("AVP") and Maxim Group LLC (the "Placement Agent") relating to the offering of up to $4,000,000 of units consisting of (i) four (4) shares of Series B Convertible Preferred Stock of the Company and (ii) one Common Stock Purchase Warrant of the Company, (the "Offering"), the undersigned agrees not to sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound), pledge, hypothecate or otherwise transfer (except for estate planning purposes to a family member or trust) any of the shares of Common Stock included in or underlying the Bridge Securities, except for: (i) 20% of such shares of Common Stock commencing upon the effective date of the registration statement filed in connection with the Offering; (ii) an additional 20% of such shares of Common Stock commencing ninety (90) days from the effective date of the registration statement filed in connection with the Offering; and (ii) the remaining 60% of such shares of Common Stock commencing one hundred eighty (180) days from the effective date of the registration statement filed in connection with the Offering, without the prior written consent of the Placement Agent.

The undersigned hereby represents and warrants that the undersigned has full power and authority to execute this letter and enter the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. This letter and agreements set forth herein shall be null and void and of no effect in the event the Offering is not effected.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

Very truly yours,

Date: 1/5/05

Bay Point Investment Partners, LLC
Print or Type Name of Holder

Richard Weisman, Managing Member
Signature and title (if applicable)

17100 N. Bay Road #1611
Address
Sunny Isles, FL 33160

$50,000.00
Principal Amount of Convertible Promissory Note

Maxim Group LLC
405 Lexington Avenue
New York, New York

Gentlemen:

The undersigned represents that it is the owner of a 10.0% Convertible Promissory Note due June 3, 2005 of Othnet, Inc. (the "Company"), in the principal amount set forth below, and shares of Common Stock and Warrants issued contemporaneously therewith (collectively, the "Bridge Securities").

Pursuant to the Placement Agency Agreement between the Company, Association of Volleyball Professionals, Inc. ("AVP") and Maxim Group LLC (the "Placement Agent") relating to the offering of up to $4,000,000 of units consisting of (i) four (4) shares of Series B Convertible Preferred Stock of the Company and (ii) one Common Stock Purchase Warrant of the Company, (the "Offering"), the undersigned agrees not to sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound), pledge, hypothecate or otherwise transfer (except for estate planning purposes to a family member or trust) any of the shares of Common Stock included in or underlying the Bridge Securities, except for: (i) 20% of such shares of Common Stock commencing upon the effective date of the registration statement filed in connection with the Offering; (ii) an additional 20% of such shares of Common Stock commencing ninety (90) days from the effective date of the registration statement filed in connection with the Offering; and (ii) the remaining 60% of such shares of Common Stock commencing one hundred eighty (180) days from the effective date of the registration statement filed in connection with the Offering, without the prior written consent of the Placement Agent.

The undersigned hereby represents and warrants that the undersigned has full power and authority to execute this letter and enter the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. This letter and agreements set forth herein shall be null and void and of no effect in the event the Offering is not effected.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

Very truly yours,

Date: 1/10/05

LAWRENCE BERK
Print or Type Name of Holder

[signature]
Signature and title (if applicable)

15 W.53
Address
NYC, NY 10019

25,000
Principal Amount of Convertible Promissory Note

Maxim Group LLC
405 Lexington Avenue
New York, New York

Gentlemen:

The undersigned represents that it is the owner of a 10.0% Convertible Promissory Note due June 3, 2005 of Othnet, Inc. (the "Company"), in the principal amount set forth below, and shares of Common Stock and Warrants issued contemporaneously therewith (collectively, the "Bridge Securities").

Pursuant to the Placement Agency Agreement between the Company, Association of Volleyball Professionals, Inc. ("AVP") and Maxim Group LLC (the "Placement Agent") relating to the offering of up to $4,000,000 of units consisting of (i) four (4) shares of Series B Convertible Preferred Stock of the Company and (ii) one Common Stock Purchase Warrant of the Company, (the "Offering"), the undersigned agrees not to sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound), pledge, hypothecate or otherwise transfer (except for estate planning purposes to a family member or trust) any of the shares of Common Stock included in or underlying the Bridge Securities, except for: (i) 20% of such shares of Common Stock commencing upon the effective date of the registration statement filed in connection with the Offering; (ii) an additional 20% of such shares of Common Stock commencing ninety (90) days from the effective date of the registration statement filed in connection with the Offering; and (ii) the remaining 60% of such shares of Common Stock commencing one hundred eighty (180) days from the effective date of the registration statement filed in connection with the Offering, without the prior written consent of the Placement Agent.

The undersigned hereby represents and warrants that the undersigned has full power and authority to execute this letter and enter the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. This letter and agreements set forth herein shall be null and void and of no effect in the event the Offering is not effected.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

Very truly yours,

Date: 1/10/05

Timothy E. Lutes
Print or Type Name of Holder

Timothy E. Lutes
Signature and title (if applicable)

P.O. Box 7233
Address Boulder, CO 80306

$25,000
Principal Amount of Convertible Promissory Note

Maxim Group LLC
405 Lexington Avenue
New York, New York

Gentlemen:

The undersigned represents that it is the owner of a 10.0% Convertible Promissory Note due June 3, 2005 of Othnet, Inc. (the "Company"), in the principal amount set forth below, and shares of Common Stock and Warrants issued contemporaneously therewith (collectively, the "Bridge Securities").

Pursuant to the Placement Agency Agreement between the Company, Association of Volleyball Professionals, Inc. ("AVP") and Maxim Group LLC (the "Placement Agent") relating to the offering of a minimum of $3,000,000 (the "Minimum Offering") and up to $4,000,000 (the "Maximum Offering") of units consisting of (i) four (4) shares of Series B Convertible Preferred Stock of the Company and (ii) one Common Stock Purchase Warrant of the Company, (the "Offering"), the undersigned agrees not to sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound), pledge, hypothecate or otherwise transfer (except for estate planning purposes to a family member or trust) any of the shares of Common Stock included in or underlying the Bridge Securities, except for: (i) 20% of such shares of Common Stock commencing upon the effective date of the registration statement filed in connection with the Offering; (ii) an additional 20% of such shares of Common Stock commencing ninety (90) days from the effective date of the registration statement filed in connection with the Offering; and (ii) the remaining 60% of such shares of Common Stock commencing one hundred eighty (180) days from the effective date of the registration statement filed in connection with the Offering, without the prior written consent of the Placement Agent.

The undersigned hereby represents and warrants that the undersigned has full power and authority to execute this letter and enter the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. This letter and agreements set forth herein shall be null and void and of no effect in the event the Minimum Offering is not effected.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

Very truly yours,

Date: 12.01.2005.

FIGEAC S.A.
Print or Type Name of Holder

Signature and title (if applicable)

CRECOEUR ALAIN
Address

200.000 USD
Principal Amount of Convertible Promissory Note

Maxim Group LLC
405 Lexington Avenue
New York, New York

Gentlemen:

The undersigned represents that it is the owner of a 10.0% Convertible Promissory Note due June 3, 2005 of Othnet, Inc. (the "Company"), in the principal amount set forth below, and shares of Common Stock and Warrants issued contemporaneously therewith (collectively, the "Bridge Securities").

Pursuant to the Placement Agency Agreement between the Company, Association of Volleyball Professionals, Inc. ("AVP") and Maxim Group LLC (the "Placement Agent") relating to the offering of a minimum of $3,000,000 (the "Minimum Offering") and up to $4,000,000 (the "Maximum Offering") of units consisting of (i) four (4) shares of Series B Convertible Preferred Stock of the Company and (ii) one Common Stock Purchase Warrant of the Company, (the "Offering"), the undersigned agrees not to sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound), pledge, hypothecate or otherwise transfer (except for estate planning purposes to a family member or trust) any of the shares of Common Stock included in or underlying the Bridge Securities, except for: (i) 20% of such shares of Common Stock commencing upon the effective date of the registration statement filed in connection with the Offering; (ii) an additional 20% of such shares of Common Stock commencing ninety (90) days from the effective date of the registration statement filed in connection with the Offering; and (ii) the remaining 60% of such shares of Common Stock commencing one hundred eighty (180) days from the effective date of the registration statement filed in connection with the Offering, without the prior written consent of the Placement Agent.

The undersigned hereby represents and warrants that the undersigned has full power and authority to execute this letter and enter the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. This letter and agreements set forth herein shall be null and void and of no effect in the event the Minimum Offering is not effected.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

Very truly yours,

Date: 2/10/05

Shai Stern
Print or Type Name of Holder

[signature]
Signature and title (if applicable)

43 Maple Avenue
Address
Cedarhurst NY 11516

$25,000
Principal Amount of Convertible Promissory Note

Maxim Group LLC
405 Lexington Avenue
New York, New York

Gentlemen:

The undersigned represents that it is the owner of a 10.0% Convertible Promissory Note due June 3, 2005 of Othnet, Inc. (the "Company"), in the principal amount set forth below, and shares of Common Stock and Warrants issued contemporaneously therewith (collectively, the "Bridge Securities").

Pursuant to the Placement Agency Agreement between the Company, Association of Volleyball Professionals, Inc. ("AVP") and Maxim Group LLC (the "Placement Agent") relating to the offering of up to $4,000,000 of units consisting of (i) four (4) shares of Series B Convertible Preferred Stock of the Company and (ii) one Common Stock Purchase Warrant of the Company, (the "Offering"), the undersigned agrees not to sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound), pledge, hypothecate or otherwise transfer (except for estate planning purposes to a family member or trust) any of the shares of Common Stock included in or underlying the Bridge Securities, except for: (i) 20% of such shares of Common Stock commencing upon the effective date of the registration statement filed in connection with the Offering; (ii) an additional 20% of such shares of Common Stock commencing ninety (90) days from the effective date of the registration statement filed in connection with the Offering; and (ii) the remaining 60% of such shares of Common Stock commencing one hundred eighty (180) days from the effective date of the registration statement filed in connection with the Offering, without the prior written consent of the Placement Agent.

The undersigned hereby represents and warrants that the undersigned has full power and authority to execute this letter and enter the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. This letter and agreements set forth herein shall be null and void and of no effect in the event the Offering is not effected.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

Very truly yours,

Date: 1/28/05

ROBERT TUCKER
Print or Type Name of Holder

[signature]
Signature and title (if applicable)

1005 Nob Hl
Address
Evergreen CO 80439

$100,000
Principal Amount of Convertible Promissory Note

Maxim Group LLC
405 Lexington Avenue
New York, New York

Gentlemen:

The undersigned represents that it is the owner of a 10.0% Convertible Promissory Note due June 3, 2005 of Othnet, Inc. (the "Company"), in the principal amount set forth below, and shares of Common Stock and Warrants issued contemporaneously therewith (collectively, the "Bridge Securities").

Pursuant to the Placement Agency Agreement between the Company, Association of Volleyball Professionals, Inc. ("AVP") and Maxim Group LLC (the "Placement Agent") relating to the offering of up to $4,000,000 of units consisting of (i) four (4) shares of Series B Convertible Preferred Stock of the Company and (ii) one Common Stock Purchase Warrant of the Company, (the "Offering"), the undersigned agrees not to sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound), pledge, hypothecate or otherwise transfer (except for estate planning purposes to a family member or trust) any of the shares of Common Stock included in or underlying the Bridge Securities, except for: (i) 20% of such shares of Common Stock commencing upon the effective date of the registration statement filed in connection with the Offering; (ii) an additional 20% of such shares of Common Stock commencing ninety (90) days from the effective date of the registration statement filed in connection with the Offering; and (ii) the remaining 60% of such shares of Common Stock commencing one hundred eighty (180) days from the effective date of the registration statement filed in connection with the Offering, without the prior written consent of the Placement Agent.

The undersigned hereby represents and warrants that the undersigned has full power and authority to execute this letter and enter the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. This letter and agreements set forth herein shall be null and void and of no effect in the event the Offering is not effected.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

Very truly yours,

Date: 1/20/05

BRENT A. LIND
Print or Type Name of Holder

[signature]
Signature and title (if applicable)

2260 BRECKENRIDGE DR.
Address
BERTHOUD, CO 80513

35,000
Principal Amount of Convertible Promissory Note

Faxed to David Kay
18-Jan 15-25

Maxim Group LLC
405 Lexington Avenue
New York, New York

Gentlemen:

The undersigned represents that it is the owner of a 10.0% Convertible Promissory Note due June 3, 2005 of Othnet, Inc. (the "Company"), in the principal amount set forth below, and shares of Common Stock and Warrants issued contemporaneously therewith (collectively, the "Bridge Securities").

Pursuant to the Placement Agency Agreement between the Company, Association of Volleyball Professionals, Inc. ("AVP") and Maxim Group LLC (the "Placement Agent") relating to the offering of a minimum of $3,000,000 (the "Minimum Offering") and up to $4,000,000 (the "Maximum Offering") of units consisting of (i) four (4) shares of Series B Convertible Preferred Stock of the Company and (ii) one Common Stock Purchase Warrant of the Company, (the "Offering"), the undersigned agrees not to sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound), pledge, hypothecate or otherwise transfer (except for estate planning purposes to a family member or trust) any of the shares of Common Stock included in or underlying the Bridge Securities, except for: (i) 20% of such shares of Common Stock commencing upon the effective date of the registration statement filed in connection with the Offering; (ii) an additional 20% of such shares of Common Stock commencing ninety (90) days from the effective date of the registration statement filed in connection with the Offering; and (ii) the remaining 60% of such shares of Common Stock commencing one hundred eighty (180) days from the effective date of the registration statement filed in connection with the Offering, without the prior written consent of the Placement Agent.

The undersigned hereby represents and warrants that the undersigned has full power and authority to execute this letter and enter the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. This letter and agreements set forth herein shall be null and void and of no effect in the event the Minimum Offering is not effected.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

Very truly yours,

Date: 17th January 2005

WINCHESTER LAND COMPANY LIMITED
Print or Type Name of Holder

[signature] (DIRECTOR)
Signature and title (if applicable)

Africa House,
Address
Woodbourne Rd, Douglas
Isle of Man - IM99-1AW - British Isle

Principal Amount of Convertible Promissory Note

$100.000.00 USD

Maxim Group LLC
405 Lexington Avenue
New York, New York

Gentlemen:

The undersigned represents that it is the owner of a 10.0% Convertible Promissory Note due June 3, 2005 of Othnet, Inc. (the "Company"), in the principal amount set forth below, and shares of Common Stock and Warrants issued contemporaneously therewith (collectively, the "Bridge Securities").

Pursuant to the Placement Agency Agreement between the Company, Association of Volleyball Professionals, Inc. ("AVP") and Maxim Group LLC (the "Placement Agent") relating to the offering of a minimum of $3,000,000 (the "Minimum Offering") and up to $4,000,000 (the "Maximum Offering") of units consisting of (i) four (4) shares of Series B Convertible Preferred Stock of the Company and (ii) one Common Stock Purchase Warrant of the Company, (the "Offering"), the undersigned agrees not to sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound), pledge, hypothecate or otherwise transfer (except for estate planning purposes to a family member or trust) any of the shares of Common Stock included in or underlying the Bridge Securities, except for: (i) 20% of such shares of Common Stock commencing upon the effective date of the registration statement filed in connection with the Offering; (ii) an additional 20% of such shares of Common Stock commencing ninety (90) days from the effective date of the registration statement filed in connection with the Offering; and (ii) the remaining 60% of such shares of Common Stock commencing one hundred eighty (180) days from the effective date of the registration statement filed in connection with the Offering, without the prior written consent of the Placement Agent.

The undersigned hereby represents and warrants that the undersigned has full power and authority to execute this letter and enter the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. This letter and agreements set forth herein shall be null and void and of no effect in the event the Minimum Offering is not effected.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

Very truly yours,

Date: 1/11/05

JAY MITTMAN
Print or Type Name of Holder

[signature]
Signature and title (if applicable)

58 THE SERPENTINE
Address
ROSLYN, N.Y. 11576

$100,000.00
Principal Amount of Convertible Promissory Note

Maxim Group LLC
405 Lexington Avenue
New York, New York

Gentlemen:

The undersigned represents that it is the owner of a 10.0% Convertible Promissory Note due June 3, 2005 of Otlmet, Inc. (the "Company"), in the principal amount set forth below, and shares of Common Stock and Warrants issued contemporaneously therewith (collectively, the "Bridge Securities").

Pursuant to the Placement Agency Agreement between the Company, Association of Volleyball Professionals, Inc. ("AVP") and Maxim Group LLC (the "Placement Agent") relating to the offering of a minimum of $3,000,000 (the "Minimum Offering") and up to $4,000,000 (the "Maximum Offering") of units consisting of (i) four (4) shares of Series B Convertible Preferred Stock of the Company and (ii) one Common Stock Purchase Warrant of the Company, (the "Offering"), the undersigned agrees not to sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound), pledge, hypothecate or otherwise transfer (except for estate planning purposes to a family member or trust) any of the shares of Common Stock included in or underlying the Bridge Securities, except for: (i) 20% of such shares of Common Stock commencing upon the effective date of the registration statement filed in connection with the Offering; (ii) an additional 20% of such shares of Common Stock commencing ninety (90) days from the effective date of the registration statement filed in connection with the Offering; and (ii) the remaining 60% of such shares of Common Stock commencing one hundred eighty (180) days from the effective date of the registration statement filed in connection with the Offering, without the prior written consent of the Placement Agent.

The undersigned hereby represents and warrants that the undersigned has full power and authority to execute this letter and enter the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. This letter and agreements set forth herein shall be null and void and of no effect in the event the Minimum Offering is not effected.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

Very truly yours,

Date: 1/12/05

JERRY COHEN
Print or Type Name of Holder

[signature]
Signature and title (if applicable)

5 Valley Rd.
Address
Glen Cove, NY 11542

$50,000.00
Principal Amount of Convertible Promissory Note

Maxim Group LLC
405 Lexington Avenue
New York, New York

Gentlemen:

The undersigned represents that it is the owner of a 10.0% Convertible Promissory Note due June 3, 2005 of Othnet, Inc. (the "Company"), in the principal amount set forth below, and shares of Common Stock and Warrants issued contemporaneously therewith (collectively, the "Bridge Securities").

Pursuant to the Placement Agency Agreement between the Company, Association of Volleyball Professionals, Inc. ("AVP") and Maxim Group LLC (the "Placement Agent") relating to the offering of a minimum of $3,000,000 (the "Minimum Offering") and up to $4,000,000 (the "Maximum Offering") of units consisting of (i) four (4) shares of Series B Convertible Preferred Stock of the Company and (ii) one Common Stock Purchase Warrant of the Company, (the "Offering"), the undersigned agrees not to sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound), pledge, hypothecate or otherwise transfer (except for estate planning purposes to a family member or trust) any of the shares of Common Stock included in or underlying the Bridge Securities, except for: (i) 20% of such shares of Common Stock commencing upon the effective date of the registration statement filed in connection with the Offering; (ii) an additional 20% of such shares of Common Stock commencing ninety (90) days from the effective date of the registration statement filed in connection with the Offering; and (ii) the remaining 60% of such shares of Common Stock commencing one hundred eighty (180) days from the effective date of the registration statement filed in connection with the Offering, without the prior written consent of the Placement Agent.

The undersigned hereby represents and warrants that the undersigned has full power and authority to execute this letter and enter the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. This letter and agreements set forth herein shall be null and void and of no effect in the event the Minimum Offering is not effected.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

Very truly yours,

Date: 1/11/05

J.MITTMAN & CO. INC.
Print or Type Name of Holder

[signature] Pres.
Signature and title (if applicable)

99 SEAVIEW BLVD.
Address
PORT WASHINGTON,N.Y. 11050

$200,000.00
Principal Amount of Convertible Promissory Note

Maxim Group LLC
405 Lexington Avenue
New York, New York

Gentlemen:

The undersigned represents that it is the owner of a 10.0% Convertible Promissory Note due June 3, 2005 of Othnet, Inc. (the "Company"), in the principal amount set forth below, and shares of Common Stock and Warrants issued contemporaneously therewith (collectively, the "Bridge Securities").

Pursuant to the Placement Agency Agreement between the Company, Association of Volleyball Professionals, Inc. ("AVP") and Maxim Group LLC (the "Placement Agent") relating to the offering of a minimum of $3,000,000 (the "Minimum Offering") and up to $4,000,000 (the "Maximum Offering") of units consisting of (i) four (4) shares of Series B Convertible Preferred Stock of the Company and (ii) one Common Stock Purchase Warrant of the Company, (the "Offering"), the undersigned agrees not to sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound), pledge, hypothecate or otherwise transfer (except for estate planning purposes to a family member or trust) any of the shares of Common Stock included in or underlying the Bridge Securities, except for: (i) 20% of such shares of Common Stock commencing upon the effective date of the registration statement filed in connection with the Offering; (ii) an additional 20% of such shares of Common Stock commencing ninety (90) days from the effective date of the registration statement filed in connection with the Offering; and (ii) the remaining 60% of such shares of Common Stock commencing one hundred eighty (180) days from the effective date of the registration statement filed in connection with the Offering, without the prior written consent of the Placement Agent.

The undersigned hereby represents and warrants that the undersigned has full power and authority to execute this letter and enter the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. This letter and agreements set forth herein shall be null and void and of no effect in the event the Minimum Offering is not effected.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

Very truly yours,

Date: 1/11/05

J.MITTMAN & CO. INC.
Print or Type Name of Holder

Signature and title (if applicable)

99 SEAVIEW BLVD.
Address
PORT WASHINGTON,N.Y. 11050

$250,000.00
Principal Amount of Convertible Promissory Note

TO: DAVID KAYE
973-443-0609

Maxim Group LLC
405 Lexington Avenue
New York, New York

Gentlemen:

The undersigned represents that it is the owner of a 10.0% Convertible Promissory Note due June 3, 2005 of Offsnet, Inc. (the "Company"), in the principal amount set forth below, and shares of Common Stock and Warrants issued contemporaneously therewith (collectively, the "Bridge Securities").

Pursuant to the Placement Agency Agreement between the Company, Association of Volleyball Professionals, Inc. ("AVP") and Maxim Group LLC (the "Placement Agent") relating to the offering of up to $4,000,000 of units consisting of (i) four (4) shares of Series B Convertible Preferred Stock of the Company and (ii) one Common Stock Purchase Warrant of the Company, (the "Offering"), the undersigned agrees not to sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound), pledge, hypothecate or otherwise transfer (except for estate planning purposes to a family member or trust) any of the shares of Common Stock included in or underlying the Bridge Securities, except for: (i) 20% of such shares of Common Stock commencing upon the effective date of the registration statement filed in connection with the Offering; (ii) an additional 20% of such shares of Common Stock commencing ninety (90) days from the effective date of the registration statement filed in connection with the Offering; and (iii) the remaining 60% of such shares of Common Stock commencing one hundred eighty (180) days from the effective date of the registration statement filed in connection with the Offering, without the prior written consent of the Placement Agent.

The undersigned hereby represents and warrants that the undersigned has full power and authority to execute this letter and enter the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. This letter and agreements set forth herein shall be null and void and of no effect in the event the Offering is not effected.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

Very truly yours,

Date: 12/25/04

Robert H. Baleigh
Print or Type Name of Holder

[signature]
Signature and title (if applicable)

11510 E. Arapaho Way
Englewood, Co 80111
Address

$25,000
Principal Amount of Convertible Promissory Note

Maxim Group LLC
405 Lexington Avenue
New York, New York

Gentlemen:

The undersigned represents that he is the owner of 825,000 shares of Common Stock of Othnet, Inc. (the "Company") and an option (the "Option") to acquire 2,000,000 shares of Common Stock of the Company.

Pursuant to the Placement Agency Agreement between the Company, Association of Volleyball Professionals, Inc. ("AVP") and Maxim Group LLC (the "Placement Agent") relating to the offering of a minimum of $3,000,000 (the "Minimum Offering") and up to $4,000,000 (the "Maximum Offering") of units consisting of (i) four (4) shares of Series B Convertible Preferred Stock of the Company and (ii) one Common Stock Purchase Warrant of the Company, (the "Offering"), the undersigned agrees not to sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound), pledge, hypothecate or otherwise transfer (except for estate planning purposes to a family member or trust) any of the foregoing shares of Common Stock owned by the undersigned and any shares of Common Stock underlying the Option, except for: (i) 50% of such shares of Common Stock commencing ninety (90) days from the effective date of the registration statement filed in connection with the Offering; and (ii) the remaining 50% of such shares of Common Stock commencing one hundred eighty (180) days from the effective date of the registration statement filed in connection with the Offering, without the prior written consent of the Placement Agent.

The undersigned hereby represents and warrants that the undersigned has full power and authority to execute this letter and enter the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. This letter and agreements set forth herein shall be null and void and of no effect in the event the Minimum Offering is not effected.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

Very truly yours,

Date: 1/10/05

Jeffrey Wattenberg
Print or Type Name of Holder

[signature]
Signature and title (if applicable)

1187 Coast Village Rd.
Address Santa Barbara, CA. 93108

Maxim Group LLC
405 Lexington Avenue
New York, New York

Gentlemen:

The undersigned represents that he is the owner of an option (the "Option") to acquire 750,000 options shares of Common Stock of the Company.

Pursuant to the Placement Agency Agreement between the Company, Association of Volleyball Professionals, Inc. ("AVP") and Maxim Group LLC (the "Placement Agent") relating to the offering of a minimum of $3,000,000 (the "Minimum Offering") and up to $4,000,000 (the "Maximum Offering") of units consisting of (i) four (4) shares of Series B Convertible Preferred Stock of the Company and (ii) one Common Stock Purchase Warrant of the Company, (the "Offering"), the undersigned agrees not to sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound), pledge, hypothecate or otherwise transfer (except for estate planning purposes to a family member or trust) any of the shares of Common Stock underlying the Option, except for: (i) 50% of such shares of Common Stock commencing ninety (90) days from the effective date of the registration statement filed in connection with the Offering; and (ii) the remaining 50% of such shares of Common Stock commencing one hundred eighty (180) days from the effective date of the registration statement filed in connection with the Offering, without the prior written consent of the Placement Agent.

The undersigned hereby represents and warrants that the undersigned has full power and authority to execute this letter and enter the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. This letter and agreements set forth herein shall be null and void and of no effect in the event the Minimum Offering is not effected.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

Very truly yours,

Date: JAN 10 2005

ROBERT RICHMAN
Print or Type Name of Holder

[signature]
Signature and title (if applicable)

78 CADOGAN SQ
Address
LONDON SW1X 0EA
U.K.

Maxim Group LLC
405 Lexington Avenue
New York, New York

Gentlemen:

The undersigned represents that he is the owner of an option (the "Option") to acquire 750.000 shares of Common Stock of the Company.

Pursuant to the Placement Agency Agreement between the Company, Association of Volleyball Professionals, Inc. ("AVP") and Maxim Group LLC (the "Placement Agent") relating to the offering of a minimum of $3,000,000 (the "Minimum Offering") and up to $4,000,000 (the "Maximum Offering") of units consisting of (i) four (4) shares of Series B Convertible Preferred Stock of the Company and (ii) one Common Stock Purchase Warrant of the Company, (the "Offering"), the undersigned agrees not to sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound), pledge, hypothecate or otherwise transfer (except for estate planning purposes to a family member or trust) any of the shares of Common Stock underlying the Option, except for: (i) 50% of such shares of Common Stock commencing ninety (90) days from the effective date of the registration statement filed in connection with the Offering: and (ii) the remaining 50% of such shares of Common Stock commencing one hundred eighty (180) days from the effective date of the registration statement filed in connection with the Offering, without the prior written consent of the Placement Agent.

The undersigned hereby represents and warrants that the undersigned has full power and authority to execute this letter and enter the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. This letter and agreements set forth herein shall be null and void and of no effect in the event the Minimum Offering is not effected.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

Very truly yours,

Date: 10 January 2005

Mr. R. Bearpark

Signature and title (if applicable)

Address: PO Box 446
Waltham Cross
Herts EN7 6BF
United Kingdom

F.A.O David Kaye
001-973-443-0609

Maxim Group LLC
405 Lexington Avenue
New York, New York

Gentlemen:

The undersigned represents that he is the owner of an option (the "Option") to acquire 500.000 shares of Common Stock of the Company.

Pursuant to the Placement Agency Agreement between the Company, Association of Volleyball Professionals, Inc. ("AVP") and Maxim Group LLC (the "Placement Agent") relating to the offering of a minimum of $3,000,000 (the "Minimum Offering") and up to $4,000,000 (the "Maximum Offering") of units consisting of (i) four (4) shares of Series B Convertible Preferred Stock of the Company and (ii) one Common Stock Purchase Warrant of the Company, (the "Offering"), the undersigned agrees not to sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound), pledge, hypothecate or otherwise transfer (except for estate planning purposes to a family member or trust) any of the shares of Common Stock underlying the Option, except for: (i) 50% of such shares of Common Stock commencing ninety (90) days from the effective date of the registration statement filed in connection with the Offering; and (ii) the remaining 50% of such shares of Common Stock commencing one hundred eighty (180) days from the effective date of the registration statement filed in connection with the Offering, without the prior written consent of the Placement Agent.

The undersigned hereby represents and warrants that the undersigned has full power and authority to execute this letter and enter the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. This letter and agreements set forth herein shall be null and void and of no effect in the event the Minimum Offering is not effected.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

Very truly yours,

Date: 4th Jan 2005

[signature]

Print or Type Name of Holder

John Trevor Locke Gaines

Signature and title (if applicable)

Africa House Woodbourne Road
Address
Douglas - Isle of Man - IM99 1AW
British Isles.

February 23, 2005

Maxim Group LLC
405 Lexington Avenue
New York, New York

Gentlemen:

Pursuant to the Placement Agency Agreement, dated as of January 5, 2005, between Othnet, Inc. (the "Company"), Association of Volleyball Professionals, Inc. ("AVP") and Maxim Group LLC (the "Placement Agent") relating to the offering of up to $5,000,000 of units consisting of (i) four (4) shares of Series B Convertible Preferred Stock of the Company and (ii) one Common Stock Purchase Warrant of the Company, (the "Offering"), the undersigned stockholder of Common Stock of the Company agrees, without the prior written consent of the Maxim Group, LLC (the "Placement Agent"), not to sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound), pledge, hypothecate or otherwise transfer (except for estate planning purposes to a family member or trust) any of the shares of Common Stock, or securities convertible into Common Stock, owned by them, except for 50% of such shares commencing 90 days following the effective date of the registration statement filed in connection with the resale of the Common Stock of the Company underlying the Securities sold in the Offering, and the remaining 50% commencing 180 days following such effective date.

The undersigned hereby represents and warrants that the undersigned has full power and authority to execute this letter and enter the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

Very truly yours,

Leonard Armato

1400 The Strand
Manhattan Beach, California 90266

NY381775.1
20428410004
02/16/2005 ja

February 23, 2005

Maxim Group LLC
405 Lexington Avenue
New York, New York

Gentlemen:

Pursuant to the Placement Agency Agreement, dated as of January 5, 2005, between Othnet, Inc. (the "Company"), Association of Volleyball Professionals, Inc. ("AVP") and Maxim Group LLC (the "Placement Agent") relating to the offering of up to $5,000,000 of units consisting of (i) four (4) shares of Series B Convertible Preferred Stock of the Company and (ii) one Common Stock Purchase Warrant of the Company, (the "Offering"), the undersigned stockholder of Common Stock of the Company agrees, without the prior written consent of the Maxim Group, LLC (the "Placement Agent"), not to sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound), pledge, hypothecate or otherwise transfer (except for estate planning purposes to a family member or trust) any of the shares of Common Stock, or securities convertible into Common Stock, owned by them, except for 50% of such shares commencing 90 days following the effective date of the registration statement filed in connection with the resale of the Common Stock of the Company underlying the Securities sold in the Offering, and the remaining 50% commencing 180 days following such effective date.

The undersigned hereby represents and warrants that the undersigned has full power and authority to execute this letter and enter the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

Very truly yours,

Bruce Binkow

585 35th Street
Manhattan Beach, California 90266

NY381775.1
20428410004
02/16/2005 ja

February 23, 2005

Maxim Group LLC
405 Lexington Avenue
New York, New York

Gentlemen:

Pursuant to the Placement Agency Agreement, dated as of January 5, 2005, between Othnet, Inc. (the "Company"), Association of Volleyball Professionals, Inc. ("AVP") and Maxim Group LLC (the "Placement Agent") relating to the offering of up to $5,000,000 of units consisting of (i) four (4) shares of Series B Convertible Preferred Stock of the Company and (ii) one Common Stock Purchase Warrant of the Company, (the "Offering"), the undersigned stockholder of Common Stock of the Company agrees, without the prior written consent of the Maxim Group, LLC (the "Placement Agent"), not to sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound), pledge, hypothecate or otherwise transfer (except for estate planning purposes to a family member or trust) any of the shares of Common Stock, or securities convertible into Common Stock, owned by them, except for 50% of such shares commencing 90 days following the effective date of the registration statement filed in connection with the resale of the Common Stock of the Company underlying the Securities sold in the Offering, and the remaining 50% commencing 180 days following such effective date.

The undersigned hereby represents and warrants that the undersigned has full power and authority to execute this letter and enter the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

Very truly yours,

Scott Palmer

1111 Linda Flora Drive
Los Angeles, California 90049

February 23, 2005

Maxim Group LLC
405 Lexington Avenue
New York, New York

Gentlemen:

Pursuant to the Placement Agency Agreement, dated as of January 5, 2005, between Othnet, Inc. (the "Company"), Association of Volleyball Professionals, Inc. ("AVP") and Maxim Group LLC (the "Placement Agent") relating to the offering of up to $5,000,000 of units consisting of (i) four (4) shares of Series B Convertible Preferred Stock of the Company and (ii) one Common Stock Purchase Warrant of the Company, (the "Offering"), the undersigned stockholder of Common Stock of the Company agrees, without the prior written consent of the Maxim Group, LLC (the "Placement Agent"), not to sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound), pledge, hypothecate or otherwise transfer (except for estate planning purposes to a family member or trust) any of the shares of Common Stock, or securities convertible into Common Stock, owned by them, except for 50% of such shares commencing 90 days following the effective date of the registration statement filed in connection with the resale of the Common Stock of the Company underlying the Securities sold in the Offering, and the remaining 50% commencing 180 days following such effective date.

The undersigned hereby represents and warrants that the undersigned has full power and authority to execute this letter and enter the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

Very truly yours,

Phil Guarascio

5 Minter Court
Plymouth, Massachusetts 02360

NY381775.1
20428410004
02/16/2005 ja

February 23, 2005

Maxim Group LLC
405 Lexington Avenue
New York, New York

Gentlemen:

Pursuant to the Placement Agency Agreement, dated as of January 5, 2005, between Othnet, Inc. (the "Company"), Association of Volleyball Professionals, Inc. ("AVP") and Maxim Group LLC (the "Placement Agent") relating to the offering of up to $5,000,000 of units consisting of (i) four (4) shares of Series B Convertible Preferred Stock of the Company and (ii) one Common Stock Purchase Warrant of the Company, (the "Offering"), the undersigned stockholder of Common Stock of the Company agrees, without the prior written consent of the Maxim Group, LLC (the "Placement Agent"), not to sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound), pledge, hypothecate or otherwise transfer (except for estate planning purposes to a family member or trust) any of the shares of Common Stock, or securities convertible into Common Stock, owned by them, except for 50% of such shares commencing 90 days following the effective date of the registration statement filed in connection with the resale of the Common Stock of the Company underlying the Securities sold in the Offering, and the remaining 50% commencing 180 days following such effective date.

The undersigned hereby represents and warrants that the undersigned has full power and authority to execute this letter and enter the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

Very truly yours,

Andrew S. Reif

428 Denslow Avenue
Los Angeles, California 90049

NY381775.1
20428410004
02/16/2005 ja

February 23, 2005

Maxim Group LLC
405 Lexington Avenue
New York, New York

Gentlemen:

Pursuant to the Placement Agency Agreement, dated as of January 5, 2005, between Othnet, Inc. (the "Company"), Association of Volleyball Professionals, Inc. ("AVP") and Maxim Group LLC (the "Placement Agent") relating to the offering of up to $5,000,000 of units consisting of (i) four (4) shares of Series B Convertible Preferred Stock of the Company and (ii) one Common Stock Purchase Warrant of the Company, (the "Offering"), the undersigned stockholder of Common Stock of the Company agrees, without the prior written consent of the Maxim Group, LLC (the "Placement Agent"), not to sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound), pledge, hypothecate or otherwise transfer (except for estate planning purposes to a family member or trust) any of the shares of Common Stock, or securities convertible into Common Stock, owned by them, except for 50% of such shares commencing 90 days following the effective date of the registration statement filed in connection with the resale of the Common Stock of the Company underlying the Securities sold in the Offering, and the remaining 50% commencing 180 days following such effective date.

The undersigned hereby represents and warrants that the undersigned has full power and authority to execute this letter and enter the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

Very truly yours,

George Roe

1231 Shelley Street
Manhattan Beach, California 90266

NY381775.1
20428410004
02/16/2005 ja

February 23, 2005

Maxim Group LLC
405 Lexington Avenue
New York, New York

Gentlemen:

Pursuant to the Placement Agency Agreement, dated as of January 5, 2005, between Othnet, Inc. (the "Company"), Association of Volleyball Professionals, Inc. ("AVP") and Maxim Group LLC (the "Placement Agent") relating to the offering of up to $5,000,000 of units consisting of (i) four (4) shares of Series B Convertible Preferred Stock of the Company and (ii) one Common Stock Purchase Warrant of the Company, (the "Offering"), the undersigned stockholder of Common Stock of the Company agrees, without the prior written consent of the Maxim Group, LLC (the "Placement Agent"), not to sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound), pledge, hypothecate or otherwise transfer (except for estate planning purposes to a family member or trust) any of the shares of Common Stock, or securities convertible into Common Stock, owned by them, except for 50% of such shares commencing 90 days following the effective date of the registration statement filed in connection with the resale of the Common Stock of the Company underlying the Securities sold in the Offering, and the remaining 50% commencing 180 days following such effective date.

The undersigned hereby represents and warrants that the undersigned has full power and authority to execute this letter and enter the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

Very truly yours,

Tiffany Hein

855 6th Street, # 6
Santa Monica, California 90403

NY381775.1
20428410004
02/16/2005 ja